===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                           AMENDMENT NO. 1 TO FORM 8-K
                                  ON FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 1997


                               ------------------

                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-12074              72-1235413
  (State or other jurisdiction      (Commission File       (I.R.S. employer
of incorporation or organization)         Number)          identification no.)




       625 E. KALISTE SALOOM ROAD
          LAFAYETTE, LOUISIANA                               70508
  (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (318) 237-0410


===============================================================================

Item 2.           Acquisition or Disposition of Assets

           On August 1, 1997, Stone Energy Corporation (the "Company") closed the purchase of certain interests in Vermilion Block 255 Field (the "Property") from three entities for $36.6 million. The sellers were Aviara Energy Corporation, Forest Oil Corporation and TOTAL Minatome Corporation. The field consists of interests in four Vermilion blocks (255, 256, 267 and 268), and the working interests acquired range from 66.7% to 83.3%. The effective date of the acquisition was April 1, 1997, and net cash flow from the property from April through July 1997, estimated at $2.4 million, will be recorded as a reduction of the investment in the property.

           Eight platforms and 48 wells exist on the field, with 10 wells currently producing at the aggregate daily rates of approximately 1,500 barrels of oil and 18 million cubic feet of gas. Stone Energy is now the field operator, and the remaining interests in the property are owned by CNG Producing Company. In addition to the purchase price, Stone Energy provided a bond in the amount of $8.8 million to secure abandonment obligations.

           The Company funded the purchase of the Property with an advance under its line of credit with a bank group led by NationsBank of Texas, N.A.

Item 7.           Financial Statements and Exhibits

           (a)    Financial Statements of Business Acquired

                         See "Index to Financial Statements - Financial
                  Statements of the Acquired Property" on page F-1.

           (b)    Pro Forma Financial Information

                         See "Index to Financial Statements - Pro Forma
                  Financial Information" on page F-2.

           (c)    Exhibits

                         23.1  Consent of KPMG Peat Marwick LLP.
                         23.2  Consent of Arthur Andersen LLP.
                         23.3  Consent of KPMG Peat Marwick LLP.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              STONE ENERGY CORPORATION



Date: October 15, 1997                       By:  /s/  Michael L. Finch
                                                -------------------------
                                                  Michael L. Finch
                                                  Executive Vice President and
                                                  Chief Financial Officer

                          INDEX TO FINANCIAL STATEMENTS


FINANCIAL STATEMENTS OF THE ACQUIRED PROPERTY:

Aviara Energy Corporation's Interest -
   Independent Auditors' Report.........................................    F-3

   Statement of Revenues and Direct Operating
         Expenses of Vermilion Block 255 for the year
         ended December 31, 1996........................................    F-4

   Notes to Statement of Revenues and Direct
         Operating Expenses.............................................    F-5

   Statement of Revenues and Direct Operating
         Expenses of Vermilion Block 255 for the six
         months ended June 30, 1997 - Unaudited.........................    F-8

TOTAL Minatome Corporation's Interest -
   Report of Independent Public Accountants.............................    F-9

   Statement of Historical Oil and Gas Revenues and
         Direct Operating Expenses of Vermilion 255
         for the year ended December 31, 1996...........................   F-10

   Notes to Statement of Historical Oil and Gas Revenues and
         Direct Operating Expenses......................................   F-11

   Supplementary Financial Information for Oil and Gas
         Producing Activities - Unaudited...............................   F-12

   Statement of Historical Oil and Gas Revenues and
         Direct Operating Expenses of Vermilion 255
         for the six months ended June 30, 1997 - Unaudited.............   F-14

Forest Oil Corporation's Interest -
   Independent Auditors' Report.........................................   F-15

   Statement of Oil and Gas Revenue and Direct Lease Operating
         Expenses of Vermilion Block 255 for the year
         ended December 31, 1996........................................   F-16

                          INDEX TO FINANCIAL STATEMENTS
                                   (CONTINUED)


Notes to Statement of Oil and Gas Revenue
         and Direct Operating Expenses..................................   F-17

Statement of Oil and Gas Revenue and Direct Lease Operating
         Expenses of Vermilion Block 255 for the six
         months ended June 30, 1997 - Unaudited.........................   F-20

PRO FORMA FINANCIAL INFORMATION:

Pro Forma Consolidated Balance Sheet of Stone Energy
         Corporation as of June 30, 1997 - Unaudited....................   F-21

Pro Forma Consolidated Statement of Operations of
         Stone Energy Corporation for the year ended
         December 31, 1996 - Unaudited..................................   F-22

Pro Forma Consolidated Statement of Operations of Stone Energy
         Corporation for the six months ended June 30, 1997 - Unaudited.   F-23

Notes to Pro Forma Consolidated Financial Statements....................   F-24

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Stone Energy Corporation:



We have audited the accompanying statement of revenues and direct operating expenses of Aviara Energy Corporation's Interest in the Vermilion Block 255 Field for the year ended December 31, 1996, acquired by Stone Energy Corporation. This financial statement is the responsibility of Stone Energy Corporation's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit of a statement of revenues and direct operating expenses includes examining, on a test basis, evidence supporting the amounts and disclosures in that financial statement. An audit of a statement of revenues and direct operating expenses also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of revenues and direct operating expenses provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and excludes material expenses, described in note 1 to the financial statement, that would not be comparable to those resulting from the proposed future operations of the oil and gas properties and is not intended to be a complete presentation of revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Aviara Energy Corporation's Interest in the Vermilion Block 255 Field as described in note 1 for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




                                                     KPMG Peat Marwick LLP

Dallas, Texas
September 25, 1997

                      AVIARA ENERGY CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)



Revenues - oil and gas sales                                         $ 10,125
Direct operating expenses                                               2,551
                                                               --------------
Excess of revenues over direct operating expenses                      $7,574
                                                               ==============





























 See accompanying notes to statement of revenues and direct operating expenses.

                      AVIARA ENERGY CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                       NOTES TO STATEMENT OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996

1.       BASIS OF PRESENTATION:

The accompanying financial statement presents the revenues and direct operating expenses of Aviara Energy Corporation's ("Aviara") interest in the Vermilion Block 255 Field ("Properties")for the year ended December 31, 1996. These properties were purchased by Stone Energy Corporation ("Stone") effective April 1, 1997 for approximately $13.7 million. The Properties consist of royalty and working interests in the Vermilion Block 255 Field (which includes interests in Vermilion Blocks 255, 256, 267 and 268).

The accompanying statement of revenues and direct operating expenses of the Properties does not include general and administrative expenses, interest expense, depreciation, depletion and amortization, or any provision for income taxes since historical expenses of this nature incurred by Aviara are not necessarily indicative of the costs to be incurred by Stone.

Revenues in the accompanying statement of revenues and direct operating expenses are recognized on the sales method. Direct operating expenses are recognized on the accrual basis and consist of monthly operator overhead costs and other direct costs of operating the Properties which were charged to the joint account of working interest owners by the operators of the wells.

Historical financial information reflecting financial position, results of operations, and cash flows of the Properties is not presented because the purchase price was assigned to the oil and gas property interests and related equipment acquired. Other assets acquired and liabilities assumed were not material. In addition, the Properties were a part of a much larger enterprise prior to acquisition by Stone and representative amounts of general and administrative expenses, depreciation, depletion and amortization, interest and other indirect costs were not necessarily allocated to the Properties acquired, nor would such allocated historical costs be relevant to future operations of the Properties. Development and exploration expenditures related to these Properties were insignificant in the relevant period. Accordingly, the historical statement of revenues and direct operating expenses of Aviara's Interest in the Vermilion Block 255 Field is presented in lieu of the financial statements required under Item 3-05 of Securities and Exchange Commission Regulation S-X.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                      AVIARA ENERGY CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                       NOTES TO STATEMENT OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


2. SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED):


The following reserve estimates present Stone's estimate of the proved oil and gas reserves and net cash flow of the properties, all of which are off-shore United States properties. Stone emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, the estimates are expected to change as future information becomes available. The estimates have been prepared by Stone's petroleum reservoir engineers.

(A)      RESERVE QUANTITY INFORMATION

Below are the net quantities of proved reserves and proved developed reserves of the Properties.

                                                   Oil                Gas
                                                 (MBbls)            (MMcf)
                                              -------------      -------------
Proved reserves:
   Balance at December 31, 1995                      1,526             13,810
   Production                                         (314)            (1,333)
                                              -------------      -------------
   Balance at December 31, 1996                      1,212             12,477
                                              =============      =============
Proved developed reserves:

  Balance at December 31, 1996                         805              6,910
                                              =============      =============

(B) STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL & GAS RESERVES:

The Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves ("Standardized Measure") is a disclosure requirement under Statement of Financial Accounting Standards No. 69.

The Standardized Measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and gas reserves of the properties. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties, and consideration of expected future economic and operating conditions.

                      AVIARA ENERGY CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                       NOTES TO STATEMENT OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


The estimates of future cash flows and future production and development costs are based on period-end sales prices for oil and gas, estimated future production of proved reserves, and estimated future production and development costs of proved reserves, based on current costs and economic conditions. The estimated future net cash flows are then discounted at a rate of 10%.

The Standardized Measure of discounted future net cash flows relating to proved oil and gas reserves at December 31, 1996 follows (in thousands):

         Future cash inflows                                                           $77,470
         Future production and development costs                                       (23,677)
                                                                                       -------
         Future net cash flows (before income taxes)                                    53,793
         10% annual discount for estimated timing of cash flows                        (18,065)
                                                                                       -------
         Standardized measure of discounted future net cash flows
           (before income taxes)                                                       $35,728
                                                                                       =======

Changes in the Standardized Measure of discounted future net cash flows (before income taxes) relating to proved oil and gas reserves at December 31, 1996 are as follows (in thousands):

         Balance at beginning of period                                                $24,118
         Sales of oil and gas produced, net of production expenses                      (7,574)
         Changes in prices and costs                                                    16,773
         Other                                                                           2,411
                                                                                       -------
         Balance at end of period                                                      $35,728
                                                                                       =======

Estimates of economically recoverable gas and oil reserves and of future net revenues are based upon a number of variable factors and assumptions, all of which are to some degree speculative and may vary considerably from actual results. Therefore, actual production, revenues, development and operating expenditures may not occur as estimated. The reserve data are estimates only, are subject to many uncertainties and are based on data gained from production histories and on assumptions as to geologic formations and other matters. Actual quantities of gas and oil may differ materially from the amounts estimated.

                      AVIARA ENERGY CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 - UNAUDITED
                                 (IN THOUSANDS)



Revenues - oil and gas sales                                        $3,153
Direct operating expenses                                              743
                                                            ---------------
Excess of revenues over direct operating expenses                   $2,410
                                                            ===============

                               NOTE -- UNAUDITED

        The above presented Statement of Revenues and Direct Operating Expenses for the six months ended June 30, 1997 is unaudited; however, it includes all adjustments (consisting only of normal recurring adjustments) which, in the opinion of Stone Energy Corporation's management, are necessary for a fair presentation for such periods. Accounting measurements at interim dates inherently involve greater reliance on estimates than at year end. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the entire year.

        Certain footnote disclosures normally included in annual consolidated financial statements prepared in accordance with generally accepted accounting principles have been omitted herein. The interim information should be read in conjunction with the accompanying annual financial statements and notes.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholder and Board of Directors of TOTAL Minatome Corporation:



We have audited the accompanying statement of historical oil and gas revenues and direct operating expenses relating to TOTAL Minatome Corporation's interest in the Vermilion 255 Field (see Note 1) for the year ended December 31, 1996. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of historical oil and gas revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of historical oil and gas revenues and direct operating expenses referred to above presents fairly, in all material respects, the historical oil and gas revenues and direct operating expenses relating to the Company's interest in the Vermilion 255 Field for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                  ARTHUR ANDERSEN LLP

Houston, Texas
September 19, 1997

                      TOTAL MINATOME CORPORATION'S INTEREST
                           IN THE VERMILION 255 FIELD
                STATEMENT OF HISTORICAL OIL AND GAS REVENUES AND
                            DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)



Revenues - oil and gas sales                                    $ 7,513
Direct operating expenses                                         1,537
                                                      --------------------
Excess of revenues over direct operating expenses                $5,976
                                                      ====================



























     See accompanying notes to statement of historical oil and gas revenues and direct operating expenses.

                      TOTAL MINATOME CORPORATION'S INTEREST
                           IN THE VERMILION 255 FIELD
              NOTES TO STATEMENT OF HISTORICAL OIL AND GAS REVENUES
                          AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


 1.       THE VERMILION 255 FIELD:

On July 2, 1997, TOTAL Minatome Corporation (TMC) and its partners in the Vermilion 255 Field entered into a purchase and sale agreement (the Agreement) to sell their interests in certail oil and gas properties and related assets (collectively, the Vermilion 255 Field or the properties) to Stone Energy Corporation (Stone). The purchase price at the effective date of April 1, 1997 was subject to certain adjustments (as defined in the Agreement) between the effective date and the closing date of August 1, 1997. TMC's share of the net purchase price at the closing date was approximately $13.7 million. The purchase price is subject to future adjustments not previously determined, up to 120 days after the closing date.

2.         BASIS OF PRESENTATION:

During the period presented, the above property was not accounted for or operated as a separate division by TMC. Certain costs, such as depreciation, depletion and amortization, general and administrative expenses, and corporate income taxes were not allocated to the individual properties. Accordingly, complete separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

Revenues and direct operating expenses for the oil and gas properties included in the accompanying statement represent TMC's interest in the properties and are presented on the accrual basis of accounting and may not be representative of future operations. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual results could differ from those estimates.

3.      COMMITMENTS AND CONTINGENCIES:

Pursuant to the terms of the Agreement, liability for certain claims, litigation or disputes pending as of the effective date and certain matters arising in connection with ownership of the properties prior to the effective date is retained by TMC.

                     SUPPLEMENTARY FINANCIAL INFORMATION FOR
                      TOTAL MINATOME CORPORATION'S INTEREST
                           IN THE VERMILION 255 FIELD
                  OIL AND GAS PRODUCING ACTIVITIES - UNAUDITED



Reserve information presented below is based on the December 31, 1996 reserve report prepared in accordance with guidelines established by the Securities and Exchange Commission ("SEC"). Accordingly, the following reserve estimates are based upon existing economic and operating conditions at the respective dates.

There are numerous uncertainties inherent in estimating quantities of proved reserves and in providing the future rates of production and timing of development expenditures. The following reserve data represents estimates only and should not be construed as being exact. In addition, the present values should not be construed as the current market value of the related oil and gas properties or the cost that would be incurred to obtain equivalent reserves.

The following table sets forth Stone's analysis of TOTAL Minatome Corporation's ("TMC") share of the Vermilion 255 Field estimated quantities of net proved and proved developed oil (including condensate) and gas reserves:

                                                       Oil               Gas
                                                     (MBbls)           (MMcf)
                                                   -----------       ----------
Proved reserves at December 31, 1995                   1,339           12,889
Production                                              (229)          (1,094)
                                                   -----------       ----------
Proved reserves at December 31, 1996                   1,110           11,795
                                                   ===========       ==========



Proved developed reserves at December 31, 1996           960            7,690
                                                   ===========       ==========

The following tables present Stone's analysis of TMC's share of the standardized measure of future net cash flows related to proved oil and gas reserves together with changes therein, as defined by the Financial Accounting Standards Board. The oil, condensate and gas price structure utilized to project future net cash flows reflects current prices at each year end. Future production and development costs are based on current costs with no escalations. Estimated future cash flows have been discounted to their present values based on a 10% annual discount rate.

                     SUPPLEMENTARY FINANCIAL INFORMATION FOR
                      TOTAL MINATOME CORPORATION'S INTEREST
                           IN THE VERMILION 255 FIELD
                  OIL AND GAS PRODUCING ACTIVITIES - UNAUDITED



Set forth below is the Standardized Measure (before income taxes) relating to proved oil and gas reserves at December 31, 1996 (in thousands) -

Future cash inflows....................................................$72,348
Future production and development costs............................... (22,039)
                                                                       --------
Future net cash inflows...............................................  50,309
10% annual discount................................................... (16,844)
                                                                       --------
Standardized Measure (before income taxes)
  of discounted future net cash flows..................................$33,465
                                                                       ========
The following is an analysis of the changes in the Standardized Measure (before income taxes) during 1996 (in thousands) -

Standardized Measure (before income taxes) -
  Beginning of year....................................................$21,871
Increases (decreases):
  Sales, net of production costs......................................  (5,975)
  Net changes in prices and costs.....................................  15,382
  Accretion of discount...............................................   2,187
                                                                       --------
Standardized Measure (before income taxes)
  - End of year........................................................$33,465
                                                                       ========

                      TOTAL MINATOME CORPORATION'S INTEREST
                           IN THE VERMILION 255 FIELD
                STATEMENT OF HISTORICAL OIL AND GAS REVENUES AND
                            DIRECT OPERATING EXPENSES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 - UNAUDITED
                                 (IN THOUSANDS)



Revenues - oil and gas sales                                        $ 2,605
Direct operating expenses                                               510
                                                            -----------------
Excess of revenues over direct operating expenses                    $2,095
                                                            =================

                          INDEPENDENT AUDITORS' REPORT



BOARD OF DIRECTORS
FOREST OIL CORPORATION:


We have audited the accompanying statement of oil and gas revenue and direct lease operating expenses of certain oil and gas properties (the Forest Properties) of Forest Oil Corporation (FOC) acquired by Stone Energy Corporation for the year ended December 31, 1996. This financial statement is the responsibility of FOC's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of oil and gas revenue and direct lease operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of oil and gas revenue and direct lease operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of oil and gas revenue and direct lease operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and excludes material expenses, described in Note 1 to the financial statement, that would not be comparable to those resulting from the proposed future operations of the oil and gas properties, as described in Note 1 and is not intended to be a complete presentation of the Forest Properties' revenue and expenses.

In our opinion, the statement of oil and gas revenue and direct lease operating expenses referred to above presents fairly, in all material respects, the oil and gas revenue and direct lease operating expenses of the Forest Properties as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                      KPMG PEAT MARWICK LLP

Denver, Colorado
October 3, 1997

                        FOREST OIL CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                      STATEMENT OF OIL AND GAS REVENUE AND
                         DIRECT LEASE OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)



Revenues - oil and gas sales                                         $ 1,614
Direct lease operating expenses                                          463
                                                            -------------------
Revenue in excess of direct lease operating expenses                  $1,151
                                                            ===================




























               See accompanying notes to the financial statement.

                        FOREST OIL CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                  NOTES TO STATEMENT OF OIL AND GAS REVENUE AND
                         DIRECT LEASE OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


1.      PURCHASE OF OIL AND GAS PROPERTIES AND BASIS OF PRESENTATION:

The accompanying financial statement presents the revenues and direct operating expenses of certain oil and gas properties and related equipment of Forest Oil Corporation (Forest Properties) for the year ended December 31, 1996. These properties were purchased by Stone Energy Corporation (Stone) effective April 1, 1997 for approximately $6.52 million. The properties consist of revenue and working interests in oil and gas properties located offshore, in the Gulf of Mexico.

The accompanying statement of oil and gas revenue and direct lease operating expenses of the Forest Properties was prepared to comply with certain rules and regulations of the Securities and Exchange Commission and does not include general and administrative expenses, interest expense, a provision for depreciation, depletion and amortization, or any provision for income taxes since historical expenses of this nature incurred by Forest Oil Corporation are not necessarily indicative of the costs to be incurred by Stone.

Revenue in the accompanying statement of oil and gas revenue and direct lease operating expenses is recognized on the sales method. Direct lease operating expenses are recognized on the accrual basis and consist of monthly administrative overhead costs, production taxes, and other direct costs of operating the Forest Properties.

2. SUPPLEMENTARY FINANCIAL INFORMATION FOR OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED):
        (A)  RESERVE QUANTITY INFORMATION

The following table presents Stone's estimate of the proved oil and gas reserves attributable to the Forest Properties, all of which are located in the United States. Stone emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, the estimates are expected to change as future information becomes available. The estimates have been prepared by Stone's petroleum reservoir engineers.

                        FOREST OIL CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                  NOTES TO STATEMENT OF OIL AND GAS REVENUE AND
                         DIRECT LEASE OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                               Oil                 Gas
                                             (MBbls)              (MMcf)
                                          -------------       --------------
Proved reserves:
   Balance at December 31, 1995                    484                2,954
   Production                                      (57)                (141)
                                          -------------       --------------
   Balance at December 31, 1996                    427                2,813
                                          =============       ==============



Proved developed reserves:
   Balance at December 31, 1996                    317                1,340
                                          =============       ==============


(B) STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES:

The Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (Standardized Measure) is a disclosure requirement under Statement of Financial Accounting Standards No. 69.

The Standardized Measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and gas reserves of the properties. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties, and consideration of expected future economic and operating conditions.

Future oil and gas sales and production and development costs have been estimated using prices and costs in effect at the end of the year. Future income tax expense has not been considered as the properties are not a tax paying entity. Future general and administrative and interest expenses have also not been considered.

                        FOREST OIL CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                  NOTES TO STATEMENT OF OIL AND GAS REVENUE AND
                         DIRECT LEASE OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996




The Standardized Measure of discounted future net cash flows relating to proved oil and gas reserves at December 31, 1996 (in thousands of dollars) follows:

     Future cash inflows                                                $21,365
     Future production and development costs                             (9,866)
                                                                       --------
     Future net cash inflows                                             11,499
     10% annual discount for estimated timing of cash flows              (3,908)
                                                                       --------
     Standardized Measure of discounted future net cash flows           $ 7,591
                                                                       ========

Changes in the Standardized Measure of discounted future net cash flows relating to proved oil and gas reserves at December 31, 1996 (in thousands of dollars) are as follows:

     Balance at January 1, 1996                                         $ 4,146
     Sales of oil and gas produced, net of production expenses           (1,151)
     Changes in prices and costs                                          4,182
     Other                                                                  414
                                                                      ---------
     Balance at December 31, 1996                                      $  7,591
                                                                      =========

Estimates of economically recoverable gas and oil reserves and of future net revenues are based upon a number of variable factors and assumptions, all of which are to some degree speculative and may vary considerably from actual results. Therefore, actual production, revenues, development, and operating expenditures may not occur as estimated. The reserve data are estimates only, are subject to many uncertainties and are based on data gained from production histories and on assumptions as to geologic formations and other matters. Actual quantities of gas and oil may differ materially from the amounts estimated.

                        FOREST OIL CORPORATION'S INTEREST
                        IN THE VERMILION BLOCK 255 FIELD
                      STATEMENT OF OIL AND GAS REVENUE AND
                         DIRECT LEASE OPERATING EXPENSES
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 - UNAUDITED
                                 (IN THOUSANDS)



Revenues - oil and gas sales                                         $ 832
Direct lease operating expenses                                        147
                                                           -----------------
Revenue in excess of direct lease operating expenses                  $685
                                                           =================




























                 See preceding notes to the financial statement.

                            STONE ENERGY CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                               PRO FORMA                COMBINED
                                                      COMPANY                  ADJUSTMENT               PRO FORMA
                                                   --------------           ----------------         ---------------
Current assets:
  Cash and cash equivalents.......................      $  10,396                                          $  10,396
  Marketable securities...........................         16,003                                             16,003
  Accounts receivable.............................         11,443                                             11,443
  Other current assets............................            432                                                432
                                                   --------------                                    ---------------
Total current assets..............................         38,274                                             38,274
Oil and gas properties, net.......................        210,159                     34,200  (a)            244,359

Building and land, net............................          3,606                                              3,606
Other assets, net.................................          1,517                                              1,517
                                                   --------------                                    ---------------
   Total assets...................................       $253,556                                           $287,756
                                                   ==============                                    ===============
              LIABILITIES AND EQUITY
Current liabilities:
Notes payable.....................................   $         79                                       $         79
Accounts payable and accrued liabilities..........         35,467                                             35,467
                                                   --------------                                    ---------------
   Total current liabilities......................         35,546                                             35,546
Long-term loans...................................         51,137                     34,200  (a)             85,337
Deferred tax liability............................         15,264                                             15,264
Other long-term liabilities.......................          2,079                                              2,079
                                                   --------------                                    ---------------
   Total liabilities..............................        104,026                                            138,226
                                                   --------------                                    ---------------
Common stock......................................            150                                                150
Additional paid in capital........................        118,502                                            118,502
Retained earnings.................................         30,878                                             30,878
                                                   --------------                                    ---------------
   Total equity...................................        149,530                                            149,530
                                                   --------------                                    ---------------
   Total liabilities and equity...................       $253,556                                           $287,756
                                                   ==============                                    ===============


       The accompanying notes are an integral part of this balance sheet.

                            STONE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                   VERMILION BLOCK 255                 PRO
                                                          --------------------------------------      FORMA
                                                           AVIARA'S        TMC'S        FOREST'S     ADJUST-          COMBINED
                                             COMPANY       INTEREST       INTEREST      INTEREST      MENTS           PRO FORMA
                                            --------      ----------      --------      --------     ---------       -----------
REVENUES
  Oil and gas production...................  $55,839         $10,125        $7,513        $1,614                         $75,091
  Overhead reimbursements
     and management fees...................      814                                                                         814
  Other income.............................    1,312                                                                       1,312
                                            --------      ----------      --------      --------                     -----------
         Total revenues....................   57,965          10,125         7,513         1,614                          77,217
                                            --------      ----------      --------      --------                     -----------
EXPENSES
  Normal lease operating costs.............    8,625           2,551         1,537           463                          13,176
  Major maintenance expenses...............      427                                                                         427
  Production taxes.........................    3,399                                                                       3,399
  Depreciation, depletion and
     amortization..........................   19,564                                                    6,348  (b)        25,912
  Interest.................................    3,574                                                    2,902  (a)         6,476
  Salaries and other employee costs........    2,062                                                                       2,062
  Incentive compensation plan..............      928                                                                         928
  General and administrative...............    1,447                                                                       1,447
                                            --------      ----------      --------      --------                     -----------
         Total expenses....................   40,026           2,551         1,537           463                          53,827
                                            --------      ----------      --------      --------                     -----------
Net income before income taxes.............   17,939           7,574         5,976         1,151                          23,390
                                            --------      ----------      --------      --------                     -----------
Provision for income taxes:
  Current..................................      208                                                                         208
  Deferred.................................    6,698                                                   2,099  (c)          8,797
                                            --------      ----------      --------      --------                     -----------
         Total income taxes................    6,906               0             0             0                           9,005
                                            --------      ----------      --------      --------                     -----------
Net income.................................  $11,033         $ 7,574        $5,976        $1,151                         $14,385
                                            ========      ==========      ========      ========                     ===========
Pro forma earnings per share
  Net income per share.....................  $  0.89                                                                      $ 1.16
                                            ========                                                                 ===========
  Net income per share assuming
     full dilution.........................   $ 0.88                                                                       $1.15
                                            ========                                                                 ===========
  Average shares outstanding...............   12,356                                                                      12,356
                                            ========                                                                 ===========
  Average shares outstanding assuming
     full dilution.........................   12,486                                                                      12,486
                                            ========                                                                 ===========

         The accompanying notes are an integral part of this statement.

                            STONE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                   VERMILION BLOCK 255                 PRO
                                                          --------------------------------------      FORMA
                                                           AVIARA'S        TMC'S        FOREST'S     ADJUST-          COMBINED
                                             COMPANY       INTEREST       INTEREST      INTEREST      MENTS           PRO FORMA
                                            --------      ----------      --------      --------     ---------       -----------
REVENUES
  Oil and gas production...................  $29,005         $3,153         $2,605          $832                         $35,595
  Overhead reimbursements
     and management fees...................      255                                                                         255
  Other income.............................      639                                                                         639
                                            --------      ---------       --------      --------                      ----------
         Total revenues....................   29,899          3,153          2,605           832                          36,489
                                            --------      ---------       --------      --------                      ----------
EXPENSES
  Normal lease operating costs.............    4,362            743            510           147                           5,762
  Major maintenance expenses...............      486                                                                         486
  Production taxes.........................    1,499                                                                       1,499
  Depreciation, depletion and
     amortization..........................   11,929                                                    2,689  (b)        14,618
  Interest.................................    1,103                                                    1,442  (a)         2,545
  Salaries and other employee costs........    1,046                                                                       1,046
  Incentive compensation plan..............      316                                                                         316
  General and administrative...............      713                                                                         713
                                            --------      ---------       --------      --------                      ----------
         Total expenses....................   21,454            743            510           147                          26,985
                                            --------      ---------       --------      --------                      ----------
Net income before income taxes.............    8,445          2,410          2,095           685                           9,504
                                            --------      ---------       --------      --------                      ----------
Provision for income taxes:
  Current..................................      100                                                                         100
  Deferred.................................    3,152                                                      408  (c)         3,560
                                            --------      ---------       --------      --------                      ----------
         Total income taxes................    3,252              0              0             0                           3,660
                                            --------      ---------       --------      --------                      ----------
Net income.................................  $ 5,193         $2,410         $2,095          $685                         $ 5,844
                                            ========      =========       ========      ========                      ==========
Pro forma earnings per share
  Net income per share.....................  $  0.33                                                                      $ 0.38
                                            ========                                                                  ==========
  Net income per share assuming
     full dilution.........................   $ 0.33                                                                      $ 0.38
                                            ========                                                                  ==========
  Average shares outstanding...............   15,312                                                                      15,312
                                            ========                                                                  ==========
  Average shares outstanding assuming
     full dilution.........................   15,327                                                                      15,327
                                            ========                                                                  ==========

         The accompanying notes are an integral part of this statement.

                            STONE ENERGY CORPORATION
                               NOTES TO PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 -  BASIS OF PRESENTATION

         On August 1, 1997, Stone Energy Corporation (the "Company") closed the purchase of certain interests in Vermilion Block 255 Field (the "Property") from three entities for $36.6 million. The sellers were Aviara Energy Corporation, Forest Oil Corporation and TOTAL Minatome Corporation. The field consists of interests in four Vermilion blocks (255, 256, 267 and 268), and the working interests acquired range from 66.7% to 83.3%. The effective date of the acquisition was April 1, 1997, and net cash flow from the property from April through July 1997, estimated at $2.4 million, will be recorded as a reduction of the investment in the property.

         Eight platforms and 48 wells exist on the field, with 10 wells currently producing at the aggregate daily rates of approximately 1,500 barrels of oil and 18 million cubic feet of gas. Stone Energy is now the field operator, and the remaining interests in the property are owned by CNG Producing Company. In addition to the purchase price, Stone Energy provided a bond in the amount of $8.8 million to secure abandonment obligations.

         The pro forma consolidated balance sheet at June 30, 1997 and the related pro forma consolidated statement of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 have been prepared assuming that the Property acquisition was consummated on January 1, 1996. The preparation of the combined pro forma financial statements is based on certain adjustments to the historical financial statements of the Company and the historical statements of revenues and direct operating expenses of the Property and are not necessarily indicative of the financial position or results of operations had the above described property acquisition occurred on the assumed date. These pro forma financial statements should be read in conjunction with the financial statements of the Property included in this Form 8-K/A and of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Report on Form 10-Q for the period ended June 30, 1997.

NOTE 2 - PRO FORMA ADJUSTMENTS

         Pro forma entries necessary to adjust the historical financial statements are as follows:

                (a) To record net purchase price of the Property and related borrowings under Company's credit facility and interest expense at the bank's prime rate.

                (b) To adjust depreciation, depletion and amortization amounts on a historical basis

                            STONE ENERGY CORPORATION
                               NOTES TO PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


                to amounts that would have been recorded if the property had been included in the financial statements effective January 1, 1996.

                (c) To record a provision for Federal and state income taxes at a corporate statutory rate of 38.5%.

                               INDEX TO EXHIBITS

     Exhibit
     Number                 Description
     -------                -----------
       23.1        Consent of KPMG Peat Marwick LLP.
       23.2        Consent of Arthur Andersen LLP.
       23.3        Consent of KPMG Peat Marwick LLP.